                                                                EXHIBIT 8(a)(ii)

                                AMENDMENT NO. 4
                            PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated June 1, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware Corporation, American General Life Insurance Company ("Life Company"), a Texas Life Insurance Company and American General Securities Incorporated ("AGSI"), and collectively (the "Parties"), is hereby amended as follows. All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as described in the Agreement.

     WHEREAS, the Parties desire to amend the Agreement to add to Schedule A of the Agreement the contracts of the Life Company relating to the Life Company's Platinum Investor III Flexible Premium Variable Life Insurance Policy, Form No. 00600;

     WHEREAS, American General Distributors, Inc. ("AGDI") is a Delaware corporation and is registered as a broker-dealer under the 1934 Act and under any appropriate regulatory requirements of state law, and is a member in good standing of the NASD, and is an affiliate of AGSI and Life Company;

     WHEREAS, Life Company and AGDI have entered into a Distribution Agreement, dated November 1, 2000, which sets forth AGDI's duties as distributor of the Contracts and replaces the Distribution Agreement between Life Company and AGSI; and

     WHEREAS, AGSI desires that AGDI replace AGSI as a party to the Agreement.

     NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

1. Effective on the date of the Distribution Agreement between AGL and AGDI, indicated herein, AGDI will replace AGSI as a party to the Agreement. All the duties and responsibilities of AGSI shall become the duties and responsibilities of AGDI.

2. Except as amended herein, the Agreement is hereby ratified and confirmed in all respects.

3. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:


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

                                   SCHEDULE A



------------------------------------------------------------------------------------------------------------------------------------
      FUNDS AVAILABLE UNDER            |       SEPARATE ACCOUNTS                 |         POLICIES/CONTRACTS FUNDED BY
          THE POLICIES                 |       UTILIZING SOME OR                 |            THE SEPARATE ACCOUNTS
                                       |       ALL OF THE FUNDS                  |
---------------------------------------|-----------------------------------------|--------------------------------------------------
                                       |                                         |
AIM V.I. International Equity Fund     |   American General Life Insurance       |   .  Platinum Investor I Flexible Premium
AIM V.I. Value Fund                    |   Company Separate Account VL-R         |      Variable Life Insurance Policy
                                       |   Established: May 1, 1997              |      -  Policy Form No. 97600
                                       |                                         |
                                       |                                         |   .  Platinum Investor II Flexible Premium
                                       |                                         |      Variable Life Insurance Policy
                                       |                                         |      -  Policy Form No. 97610
                                       |                                         |
                                       |                                         |   .  Corporate America - Variable Flexible
                                       |                                         |      Premium Variable Life Insurance
                                       |                                         |      -  Policy Form No. 99301
                                       |                                         |
                                       |                                         |   .  Platinum Investor Survivor Last Survivor
                                       |                                         |      Flexible Premium Variable Life Insurance
                                       |                                         |      Policy
                                       |                                         |      -  Policy Form No.  99206
                                       |                                         |
                                       |                                         |   .  Platinum Investor III Flexible Premium
                                       |                                         |      Variable Life Insurance Policy
                                       |                                         |      -  Policy Form No.  00600
---------------------------------------|                                         |--------------------------------------------------
AIM V.I. Value Fund                    |                                         |   .  Legacy Plus Flexible Premium Variable Life
                                       |                                         |      Insurance Policy
                                       |                                         |      -  Policy Form No. 98615
---------------------------------------|                                         |--------------------------------------------------
AIM V.I. Capital Appreciation Fund     |                                         |   .  The One VUL Solution Flexible Premium
AIM V.I. Government Securities Fund    |                                         |      Variable Life Insurance Policy
AIM V.I. High Yield Fund               |                                         |      -  Policy Form No.  99615
AIM V.I. International Equity Fund     |                                         |
---------------------------------------|                                         |--------------------------------------------------
AIM V.I. International Equity Fund     |                                         |   .  Legacy Plus Flexible Premium Variable
                                       |                                         |      Life Insurance Policy
                                       |                                         |      -  Policy Form No.  99616
---------------------------------------|-----------------------------------------|--------------------------------------------------
AIM V.I. International Equity Fund     |    American General Life Insurancee     |   .  Platinum Investor Variable Annuity
AIM V.I. Value Fund                    |    Company Separate Account D           |      -  Policy Form No. 98020
                                       |    Established: November 19, 1973       |
------------------------------------------------------------------------------------------------------------------------------------

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

Effective Date: November 1, 2000

                                        AIM VARIABLE INSURANCE FUNDS, INC.

Attest:                                 By:
       -------------------------------      ---------------------------------
Name:  Nancy L. Martin                      Name:  Robert H. Graham
Title: Assistant Secretary                  Title: President


(SEAL)


                                        A I M DISTRIBUTORS, INC.


Attest:                                 By:
       -------------------------------      ---------------------------------
Name:  Nancy L. Martin                      Name:  Michael J. Cemo
Title: Assistant Secretary                  Title: President


(SEAL)


                                        AMERICAN GENERAL LIFE INSURANCE COMPANY


Attest:                                 By:
       -------------------------------        -------------------------------

Name:                                   Name:
       -------------------------------        -------------------------------

Title:                                  Title:
       -------------------------------        -------------------------------


(SEAL)


                                        AMERICAN GENERAL DISTRIBUTORS, INC.


Attest:                                 By:
       -------------------------------        -------------------------------

Name:                                   Name:
       -------------------------------        -------------------------------

Title:                                  Title:
       -------------------------------        -------------------------------

(SEAL)


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